October 21, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K ETCF Asset Funding Corporation,
        Registration No. 333-56303

On behalf of ETCF ASSET FUNDING CORPORATION, a NEVADA CORPORATION
("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the SECURITIES AND EXCHANGE COMMISSION?S ELECTRONIC DATA GATHERING, ANALYSIS AND RETRIEVAL SYSTEM, FORM 8-K.

Please send either confirmation or suspense notification to e-mail address:
Marlyn.abraham@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

October 17, 2005
(Date of earliest event reported)

ETCF ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 8.01.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 9.01. (c). Exhibits.

Exhibit
Number      Document Description
-------     --------------------
EX-1        Distribution Financial Services RV Trust 1999-1
            October 17, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            October 17, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            October 17, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4        Distribution Financial Services RV/Marine Trust 2001-1
            October 17, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

ETCF ASSET FUNDING CORPORATION
(Registrant)

Date:          October 21, 2005



Name:          /s/  Matt Pechulis
Title:         Vice President & Assistant Secretary

EX-1
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
Accounting Date:            12-Oct-05
Determination Date:         14-Oct-05
Monthly Payment Date:       17-Oct-05
Collection Period Ending:   30-Sep-05

I.  COLLECTION ACCOUNT SUMMARY

   Total Available Funds
   ---------------------
    Principal and Interest Payments Received (including Prepayments)                                                  3,173,300.59
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      156,614.77
    Current Advance/Advance Recovery	                                                                              -22,744.80
    Recoup of Collection Expenses                                                                                            21.87
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

   TOTAL AVAILABLE FUNDS                                                                                              3,307,192.43

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        759,108.53
    Amount of Interest Payments Received During the Collection Period for Receivables                                   781,853.33
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -22,744.80

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
      of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                   7,500,025.52
    Beginning Reserve Account Balance                                                                                 7,459,587.31
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                  21,027.69
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
      and over-collateralization amounts have been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             7,459,587.31
    Total Ending Reserve Balance                                                                                      7,480,615.00

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
-----------------------------------------
    Interest Payments Received                                                                                          781,853.33
    Scheduled Principal Payments Received                                                                             1,103,937.30
    Principal Prepayments Received                                                                                    1,287,509.96
    Total Interest and Principal Payments Received                                                                    3,173,300.59

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     168,037.18
      minus Reasonable Expenses                                                                                          11,422.41
    Net Liquidation Proceeds                                                                                            156,614.77
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       156,614.77

c)	Purchase Amount - Loans Repurchased from Trust
-----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

   TOTAL COLLECTED FUNDS                                                                                              3,329,915.36

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period                                             107,183,875.22
    multiplied by Servicer Fee Rate                                                                                          0.50%
    divided by Months per Year                                                                                                  12
   SERVICING FEE AMOUNT                                                                                                  44,659.95

   TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
------------
    Initial Pool Balance                                                                                          1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                    107,183,875.22
    Pool Balance as of the Current Accounting Date                                                                  104,475,675.31
    Age of Pool in Months                                                                                                       79

a.2)Aggregate Note Balance
   -----------------------
    Aggregate Note Balance as of Preceding Accounting Date                                                          106,112,036.47
    Aggregate Note Balance as of Current Accounting Date                                                            103,430,918.56

b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)
-------------------------------------------------------------------------------
         Current Month           Number of Loans             Principal Balance            Percentage
        ---------------         ----------------             -----------------            ----------
    30-59 Days Delinquent               29                        637,358.93                0.610%
    60-89 Days Delinquent               18                        985,690.48                0.943%
    90-119 Days Delinquent              14                        690,777.65                0.661%
    120+ Days Delinquent                 0                              0.00                0.000%
    Defaults for Current Period         11                        316,752.65                0.303%
    Cumulative Defaults              1,378                     53,740,690.84                5.374%
    Cumulative Recoveries                                      22,544,092.16                2.254%

   Current Period Realized Losses
   ------------------------------
    Current Month Realized Losses                                                                                       316,752.65
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.032%
    Preceding Realized Losses                                                                                           599,018.58
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.060%
    Second Preceding Realized Losses                                                                                    149,315.71
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.015%
    Cumulative Realized Losses                                                                                       31,196,598.68
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        3.120%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
   Total Pool Factor                                                                                                    0.10447568
   Note Pool Factor                                                                                                     0.10343092

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                        0.00
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)                                                                                        0.00

b) Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
    Class A-1                                                                   0.00
    Class A-2                                                                   0.00
    Class A-3                                                                   0.00
    Class A-4                                                                   0.00
    Class A-5                                                                   0.00
    Class A-6                                                             306,578.72
    Class B                                                               132,500.00
    Class C                                                               120,500.00

   Noteholders? Monthly Principal Distributable Amount
   --------------------------------------------------
                                                                                  Noteholders' Monthly
                                                             Beginning          Principal Distributable                 Ending
                                                              Balance                   Amount                          Balance
                                                            ----------         ------------------------                ---------
    Class A-1                                                       0.00                     0.00                             0.00
    Class A-2                                                       0.00                     0.00                             0.00
    Class A-3                                                       0.00                     0.00                             0.00
    Class A-4                                                       0.00                     0.00                             0.00
    Class A-5                                                       0.00                     0.00                             0.00
    Class A-6                                              61,112,036.47             2,681,117.91                    58,430,918.56
    Class B                                                25,000,000.00                     0.00                    25,000,000.00
    Class C                                                20,000,000.00                     0.00                    20,000,000.00
c) Recaptured Principal from Overcollateralization                                                                       27,082.00
   Excess Spread Received                                                                                                39,413.80

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)                                                                                             8.87%
   Weighted Average Remaining Maturity (WAM)                                                                                 99.00

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Withdrawal)                 3,307,192.43
Plus:     Trustee Fee                                                                                                     1,041.67
Less:	   Reserve Withdrawal                                                                                                   0.00
TOTAL WIRE TO CHASE                                                                                                   3,308,234.10

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal-Reserve Withdrawal)         0.00

EX-2
DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
Accounting Date:            12-Oct-05
Determination Date:         14-Oct-05
Monthly Payment Date:       17-Oct-05
Collection Period Ending:   30-Sep-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  2,466,739.33
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       13,964.62
    Current Advance/Advance Recovery	                                                                              -30,428.47
    Recoup of Collection Expenses                                                                                          -810.30
    Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from
       Reserve Account                                                                                                  179,928.12
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             2,629,393.30

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        422,534.49
    Amount of Interest Payments Received During the Collection Period for Receivables                                   452,962.96
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -30,428.47

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                 11,000,002.18
    Beginning Reserve Account Balance                                                                                11,000,002.18
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)    -179,928.12
    Reserve Account Investment Earnings                                                                                  31,021.99
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
       and over-collateralization amounts have been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            11,000,002.18
    Total Ending Reserve Balance                                                                                     10,851,096.05

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ----------------------------------------
    Interest Payments Received                                                                                          452,962.96
    Scheduled Principal Payments Received                                                                               472,282.65
    Principal Prepayments Received                                                                                    1,541,493.72
    Total Interest and Principal Payments Received                                                                    2,466,739.33

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      17,650.23
       minus Reasonable Expenses                                                                                          3,685.61
    Net Liquidation Proceeds                                                                                             13,964.62
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        13,964.62

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             2,480,703.95

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            64,400,792.86
       multiplied by Servicer Fee Rate                                                                                       0.50%
       divided by Months per Year                                                                                               12
     SERVICING FEE AMOUNT                                                                                                26,833.66

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                         1,041.67

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  ------------
     Initial Pool Balance                                                                                           550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                    64,400,792.86
     Pool Balance as of the Current Accounting Date                                                                  62,100,550.14
     Age of Pool in Months                                                                                                      77

a.2) Aggregate Note Balance
     ------------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          63,112,777.00
     Aggregate Note Balance as of Current Accounting Date                                                            60,858,539.14

b)	 Default and Delinquency Performance (includes Repossessions and Bankruptcies)
 -----------------------------------------------------------------------------
               Current Month            Number of Loans             Principal Balance            Percentage
               -------------            ---------------             -----------------            ----------
          30-59 Days Delinquent                13                        460,247.73                 0.741%
          60-89 Days Delinquent                 7                         74,168.26                 0.119%
          90-119 Days Delinquent                6                        160,228.05                 0.258%
          120+ Days Delinquent                  0                              0.00                 0.000%
          Defaults for Current Period           7                        286,466.35                 0.461%
          Cumulative Defaults                 486                     22,948,289.84                 4.172%
          Cumulative Recoveries                                       12,649,587.17                 2.300%

    Current Period Realized Losses
    -------------------------------
    Current Month Realized Losses                                                                                       286,466.35
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.052%
    Preceding Realized Losses                                                                                           144,869.98
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.026%
    Second Preceding Realized Losses                                                                                     29,881.41
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.005%
    Cumulative Realized Losses                                                                                       10,298,702.67
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.872%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.11291009
      Note Pool Factor                                                                                                 0.11065189

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                    0.00
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
        Otherwise Reimbursed to Servicer)                                                                                    0.00

b)    Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
              Class A-1                                                                                                      0.00
              Class A-2                                                                                                      0.00
              Class A-3                                                                                                      0.00
              Class A-4                                                                                                      0.00
              Class A-5                                                                                                 45,063.77
              Class B                                                                                                  190,575.00
              Class C                                                                                                  139,516.67
      Noteholders? Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                              Beginning      Principal Distributable     Ending
                                                                               Balance             Amount                Balance
                                                                             -----------    ------------------------   ---------
              Class A-1                                                             0.00                   0.00               0.00
              Class A-2                                                             0.00                   0.00               0.00
              Class A-3                                                             0.00                   0.00               0.00
              Class A-4                                                             0.00                   0.00               0.00
              Class A-5                                                     8,112,777.00           2,254,237.86       5,858,539.14
              Class B                                                      33,000,000.00                   0.00      33,000,000.00
              Class C                                                      22,000,000.00                   0.00      22,000,000.00
c)    Recaptured Principal from Overcollateralization                                                                    46,004.86
      Excess Spread Received                                                                                           -225,932.98

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.33%
      Weighted Average Remaining Maturity (WAM)                                                                            118.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               2,629,393.30
Plus:     Trustee Fee                                                                                                     1,041.67
Less:     Reserve Overfunded Withdrawal	                                                                             -179,928.12
TOTAL WIRE TO CHASE                                                                                                   2,450,506.85

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                            0.00

EX-1
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
Accounting Date:            12-Oct-05
Determination Date:         14-Oct-05
Monthly Payment Date:       17-Oct-05
Collection Period Ending:   30-Sep-05

I.  COLLECTION ACCOUNT SUMMARY
    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  1,658,114.06
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       71,849.89
    Current Advance/Advance Recovery	                                                                              -25,316.30
    Recoup of Collection Expenses                                                                                        -4,394.88
    Amount of Withdrawal, if any, from Reserve Account                                                                  489,597.50
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             2,139,850.27

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        396,937.67
    Amount of Interest Payments Received During the Collection Period for Receivables                                   422,253.97
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -25,316.30

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  2,808,982.68
    Beginning Reserve Account Balance                                                                                 2,454,906.16
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)    -439,597.50
    Reserve Account Investment Earnings                                                                                   6,849.87
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts have been met)                                                                      0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,454,906.16
    Total Ending Reserve Balance                                                                                      2,022,158.53

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
------------------------------------------
    Interest Payments Received                                                                                          422,253.97
    Scheduled Principal Payments Received                                                                               533,262.29
    Principal Prepayments Received                                                                                      702,597.80
    Total Interest and Principal Payments Received                                                                    1,658,114.06

b)	Liquidation Proceeds
--------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      83,253.97
       minus Reasonable Expenses                                                                                         11,738.72
    Net Liquidation Proceeds                                                                                             71,849.89
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        78,849.33

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             1,729,963.95

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            57,575,809.01
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
     SERVICING FEE AMOUNT                                                                                                23,989.92

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           708.33

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  -------------
     Initial Pool Balance                                                                                           374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    57,575,809.01
     Pool Balance as of the Current Accounting Date                                                                  55,753,288.76
     Age of Pool in Months                                                                                                      75

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          57,000,050.92
     Aggregate Note Balance as of Current Accounting Date                                                            55,195,755.87

b)   Default and Delinquency Performance (including Repossessions and Bankruptcies)
     ------------------------------------------------------------------------------
            Current Month               Number of Loans             Principal Balance            Percentage
            -------------               ---------------             -----------------            ----------
         30-59 Days Delinquent                 27                        594,339.95                 1.066%
         60-89 Days Delinquent                  8                        378,249.07                 0.678%
         90-119 Days Delinquent                 8                        190,166.23                 0.341%
         120+ Days Delinquent                   0                              0.00                 0.000%
         Defaults for Current Period            6                        586,660.16                 1.052%
         Cumulative Defaults                  541                     19,353,722.96                 5.167%
         Cumulative Recoveries                                         8,581,179.03                 2.291%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                      586,660.16
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                    0.157%
     Preceding Realized Losses                                                                                          481,191.69
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                  0.128%
     Second Preceding Realized Losses                                                                                    83,748.23
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                           0.022%
     Cumulative Realized Losses                                                                                      10,772,543.93
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.876%

VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
       Total Pool Factor                                                                                                0.14886161
       Note Pool Factor                                                                                                 0.14737300

a)     Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                    0.00
       Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed to Servicer)                                                                                    0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                      0.00
               Class A-5                                                                                                      0.00
               Class A-6                                                                                                230,170.69
               Class B                                                                                                   55,943.93
               Class C                                                                                                   49,440.60

      Noteholders? Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                            Noteholders' Monthly
                                                                       Beginning          Principal Distributable         Ending
                                                                        Balance                   Amount                 Balance
                                                                      -----------         -----------------------       ---------
               Class A-1                                                     0.00                        0.00                 0.00
               Class A-2                                                     0.00                        0.00                 0.00
               Class A-3                                                     0.00                        0.00                 0.00
               Class A-4                                                     0.00                        0.00                 0.00
               Class A-5                                                     0.00                        0.00                 0.00
               Class A-6                                            40,146,050.92                1,804,295.05        38,341,755.87
               Class B                                               9,363,000.00                        0.00         9,363,000.00
               Class C                                               7,491,000.00                        0.00         7,491,000.00

c) Recaptured Principal from Overcollateralization                                                                       18,225.20
   Excess Spread Received                                                                                              -457,822.70

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.91%
      Weighted Average Remaining Maturity (WAM)                                                                             109.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               2,139,850.27
Plus:     Trustee Fee                                                                                                       708.33
Less:     Reserve Overfunded Withdrawal	                                                                             -439,597.50
TOTAL WIRE TO CHASE                                                                                                   1,700,961.10

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                            0.00

EX-4
DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
Accounting Date:            12-Oct-05
Determination Date:         14-Oct-05
Monthly Payment Date:       17-Oct-05
Collection Period Ending:   30-Sep-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    -----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  3,576,387.19
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      141,291.57
    Current Advance/Advance Recovery	                                                                              -21,373.29
    Recoup of Collection Expenses                                                                                        -5,444.59
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             3,690,860.88

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        877,025.18
    Amount of Interest Payments Received During the Collection Period for Receivables                                   898,398.47
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -21,373.29

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 2,733,566.30
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            196,787.79
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   7,736.33
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,733,566.30
    Total Ending Reserve Balance                                                                                      2,938,090.42

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                          898,398.47
    Scheduled Principal Payments Received                                                                               769,384.14
    Principal Prepayments Received                                                                                    1,908,604.58
    Total Interest and Principal Payments Received                                                                    3,576,387.19

b)	Liquidation Proceeds
----------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    153,025.36
       minus  Reasonable Expenses                                                                                       11,733.79
    Net Liquidation Proceeds                                                                                           141,291.57
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                      141,291.57

c)	Purchase Amount - Loans Repurchased from Trust
------------------------------------------------
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                            3,717,678.76

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period                                           117,773,207.30
      multiplied by Servicer Fee Rate                                                                                       0.75%
      divided by Months per Year                                                                                               12
    SERVICING FEE AMOUNT                                                                                                73,608.25

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  --------------
     Initial Pool Balance                                                                                          529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                  117,773,207.30
     Pool Balance as of the Current Accounting Date                                                                114,985,070.11
     Age of Pool in Months                                                                                                     47

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                        117,773,207.30
     Aggregate Note Balance as of Current Accounting Date                                                          114,985,070.11

b)   Default and Delinquency Performance (includes Repossessions and Bankruptcies)
     -----------------------------------------------------------------------------
                Current Month           Number of Loans             Principal Balance            Percentage
                -------------           ---------------             -----------------            ----------
         30-59 Days Delinquent                  38                       833,319.34                0.725%
         60-89 Days Delinquent                  11                       511,597.59                0.445%
         90-119 Days Delinquent                  6                       306,438.87                0.267%
         120+ Days Delinquent                    0                             0.00                0.000%
         Defaults for Current Period             7                       110,148.47                0.096%
         Cumulative Defaults                   653                    24,853,929.73                4.694%
         Cumulative Recoveries                                        10,937,973.66                2.066%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                     110,148.47
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                   0.021%
     Preceding Realized Losses                                                                                         259,317.27
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                 0.049%
     Second Preceding Realized Losses                                                                                  460,463.66
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                          0.087%
     Cumulative Realized Losses                                                                                     13,915,956.07
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.628%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.21187594
      Note Pool Factor                                                                                                 0.21187594

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               73,608.25
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed by Servicer)                                                                                   0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                     0.00
               Class A-2                                                                                                     0.00
               Class A-3                                                                                                     0.00
               Class A-4                                                                                                14,520.90
               Class A-5                                                                                               373,205.42
               Class B                                                                                                 106,255.75
               Class C                                                                                                  52,993.50
               Class D                                                                                                  85,352.08

      Noteholders? Monthly Principal Distributable Amount
      -----------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                                 Beginning  Principal Distributable       Ending
                                                                                  Balance           Amount                Balance
                                                                              --------------  --------------------      ----------
               Class A-1                                                                0.00               0.00              0.00
               Class A-2                                                                0.00               0.00              0.00
               Class A-3                                                                0.00               0.00              0.00
               Class A-4                                                        3,073,207.30       2,788,137.19        285,070.11
               Class A-5                                                       72,350,000.00               0.00     72,350,000.00
               Class B                                                         19,830,000.00               0.00     19,830,000.00
               Class C                                                          9,270,000.00               0.00      9,270,000.00
               Class D                                                         13,250,000.00               0.00     13,250,000.00


c)    Excess Spread Received                                                                                           196,787.79

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                         9.25%
      Weighted Average Remaining Maturity (WAM)                                                                            129.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Deposit)                   3,690,860.88
Less: Reserve Withdrawal                                                                                                     0.00

TOTAL WIRE TO HSBC                                                                                                   3,690,860.88

Amount Due To Servicer (Excess Spread-Reserve Deposit+Reserve Overfunded Withdrawal)                                         0.00